                                                                 [Exhibit 10.43]
--------------------------------------------------------------------------------

                                 SOUTHTRUST BANK
                         INTEREST RATE SWAP TRANSACTION
                                  CONFIRMATION

--------------------------------------------------------------------------------

Date:    October 10, 2001
To:      Brierbrook Partners, LLC (Party A)
From:    SouthTrust Bank (Party B)
Re:      Interest Rate Swap

------------------------------------------------------------------------------

Gentlemen:

         The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the trade Date specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as supplemented by the 1998 Supplement), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of October 1, 2001 as amended and supplemented from time to time (the "Agreement"), between Brierbrook Partners, LLC ("Party A") and SouthTrust Bank ("Party B"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         Notional Amount:           See Attached Schedule

         Trade Date:                October 4, 2001

         Effective Date:            October 9, 2001

         Termination Date:          October 15, 2006, subject to adjustment in
                                    accordance with the Modified Following
                                    Business Day Convention

         Fixed Amounts:

                Fixed Rate Payer:   Brierbrook Partners, LLC

                Fixed Rate:         4.780000%

                Fixed Rate Day

                  Count Fraction:   Actual/360

                  Fixed Rate Payer
                  Payment Dates:    The 15th day of each month, commencing on
                                    November 25, 2001, up to and including, the Termination Date, subject to adjustment in accordance with the Modified Following
                                    Business Day Convention and there will be an adjustment to the Calculation Period.

Floating Amounts:

Floating Rate Payer:                SouthTrust Bank

                  Floating Rate
                  Option:           USD-LIBOR-BBA

                  Floating rate Day
                  Count Fraction:   Actual/360

                  Spread:           None

                  Floating Rate
                  Payer Payment
                  Dates: The 15th day of each month, commencing on November 25, 2001, up to and including, the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention and there will be an adjustment to the Calculation Period.

                  Reset Dates:      First day of each Calculation Period

                  Business Days:    New York, London

                  Account Details:

                              Account(s) for payments to Party A
                              Brierbrook Partners, LLC
                              SouthTrust Bank
                              ABA 062000080
                              Credit - DDA 68344853

                              Account(s) for payments to Party B:
                              Brierbrook Partners, LLC
                              SouthTrust Bank
                              ABA 062000080
                              Credit - DDA 68344853



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


         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Swap Transaction to which this Confirmation relates and indicates your agreement to those terms.

                                            Yours sincerely,

                                            SouthTrust Bank

                                            By:  /s/ James Dorwaldt
                                                 --------------------------
                                                 James Dorwaldt
                                                 Vice President

Confirmed as of the
date first above written:

Brierbrook Partners, LLC

By: /s/ O.B. McCoin
    -----------------------
    Name: O.B. McCoin
    Title: Chief Manager






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


                           SCHEDULE TO SWAP AGREEMENT

                                                                     Notional Amount
                                                                     ---------------
          10/9/01                    11/15/01                         2,743,100.00
         11/15/01                    12/15/01                         3,369,197.63
         12/15/01                    1/15/02                          4,236,161.63
          1/15/02                    2/15/02                          5,158,239.63
          2/15/02                    3/15/02                          6,038,088.63
          3/15/02                    4/15/02                          6,813,199.63
          4/15/02                    5/15/02                          7,406,475.63
          5/15/02                    6/15/02                          7,902,291.63
          6/15/02                    7/15/02                          8,188,614.63
          7/15/02                    8/15/02                          9,010,000.00
          8/15/02                    9/15/02                          8,998,700.31
          9/15/02                    10/15/02                         8,987,335.65
         10/15/02                    11/15/02                         8,975,905.64
         11/15/02                    12/15/02                         8,964,409.91
         12/15/02                    1/15/03                          8,952,848.08
          1/15/03                    2/15/03                          8,941,219.77
          2/15/03                    3/15/03                          8,929,524.60
          3/15/03                    4/15/03                          8,917,762.18
          4/15/03                    5/15/03                          8,905,932.12
          5/15/03                    6/15/03                          8,894,034.04
          6/15/03                    7/15/03                          8,882,067.55
          7/15/03                    8/15/03                          8,870,032.25
          8/15/03                    9/15/03                          8,857,927.75
          9/15/03                    10/15/03                         8,845,753.65
         10/15/03                    11/15/03                         8,833,509.55
         11/15/03                    12/15/03                         8,821,195.04
         12/15/03                    1/15/04                          8,808,809.72
          1/15/04                    2/15/04                          8,796,353.19
          2/15/04                    3/15/04                          8,763,825.03
          3/15/04                    4/15/04                          8,771,224.84
          4/15/04                    5/15/04                          8,758,552.19
          5/15/04                    6/15/04                          8,745,806.68
          6/15/04                    7/15/04                          8,732,987.88
          7/15/04                    8/15/04                          8,720,095.37
          8/15/04                    9/15/04                          8,707,128.73
          9/15/04                    10/15/04                         8,694,087.53
         10/15/04                    11/15/04                         8,680,971.35
         11/15/04                    12/15/04                         8,667,779.75
         12/15/04                    1/15/05                          8,654,512.30
          1/15/05                    2/15/05                          8,641,168.56
          2/15/05                    3/15/05                          8,627,748.09
          3/15/05                    4/15/05                          8,614,250.45
          4/15/05                    5/15/05                          8,600,675.20

          5/15/05                    6/15/05                          8,587,021.89
          6/15/05                    7/15/05                          8,573,290.08
          7/15/05                    8/15/05                          8,559,479.31
          8/15/05                    9/15/05                          8,545,589.13
          9/15/05                    10/15/05                         8,531,619.08
         10/15/05                    11/15/05                         8,517,568.70
         11/15/05                    12/15/05                         8,503,437.53
         12/15/05                    1/15/06                          8,489,225.11
          1/15/06                    2/15/06                          8,474,930.97
          2/15/06                    3/15/06                          8,460,554.63
          3/15/06                    4/15/06                          8,446,095.63
          4/15/06                    5/15/06                          8,431,553.49
          5/15/06                    6/15/06                          8,416,927.73
          6/15/06                    7/15/06                          8,402,217.88
          7/15/06                    8/15/06                          8,387,423.44
          8/15/06                    9/15/06                          8,372,543.94
          9/15/06                    10/15/06                         8,357,578.88



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